UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      April 21, 2005

LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (704) 554-1421

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2005, the stockholders of Lance, Inc. (the “Company”) approved the Lance, Inc. 2005 Employee Stock Purchase Plan (the “Plan”). A summary description of the Plan is set forth on pages 21 and 22 of the Company’s Proxy Statement for its Annual Meeting of Stockholders held on April 21, 2005 (the “2005 Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the complete terms and conditions of the Plan, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

10.1*	Lance, Inc. 2005 Employee Stock Purchase Plan

*Management Contract

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: April 27, 2005	By:	/s/ B. Clyde Preslar

B. Clyde Preslar Vice President, Chief Financial Officer and Secretary

3

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 21, 2005	0-398

LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Lance, Inc. 2005 Employee Stock Purchase Plan